Exhibit 10.1

AMENDMENT NO. 5 TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 5”) dated as of May 3, 2018 (the “Amendment No. 5 Effective Date”), is by and among SPARTON CORPORATION, an Ohio corporation (“Borrower”), the other Loan Parties, the Lenders from time to time a party to the Credit Agreement referred to below, and BMO HARRIS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of September 11, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders have agreed to the requests on the terms and subject to satisfaction of the conditions contained herein; and

WHEREAS, this Amendment No. 5 shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment No. 5 and capitalized terms used but not otherwise defined in this Amendment No. 5 shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment No. 5, the parties, intending to be bound, hereby agree as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment No. 5, and in reliance on the representations and warranties set forth in Section 5 of this Amendment No. 5, the Loan Parties, the Administrative Agent and the Required Lenders hereby agree to amend the Credit Agreement as of the Amendment No. 5 Effective Date as follows:

(a) Section 1.3 (Letters of Credit). The last sentence of subsection (b) of Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, the LC Issuer may issue one or more Letters of Credit in U.S. Dollars with an expiration date which is later than the date otherwise permitted by this Section 1.3 but not later than the third anniversary of the scheduled Revolving Credit Termination Date (“Exception Letter of Credit”); provided that (a) the aggregate outstanding amount of the L/C Obligations with respect to all Exception Letters of Credit shall not at any time exceed Two Million Five Hundred Thousand Dollars ($2,500,000) and (b) Borrowers shall Cash Collateralize all Exception Letters of Credit on or prior to the Revolving Credit Termination Date (or such earlier date as may be requested by the LC Issuer or the Administrative Agent during the existence of an Event of Default).”

(b) Section 5.1 (Definitions – Amended and Restated). Section 5.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

“Alternative Currency Sublimit”: $0.00.

“Applicable Margin” means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the Pricing Date with respect to the last day of Parent’s fiscal quarter March 2018, the rates per annum shown opposite Level II below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

LEVEL	TOTAL FUNDED DEBT/EBITDA RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS UNDER REVOLVING CREDIT AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EUROCURRENCY LOANS UNDER REVOLVING CREDIT AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE:
II	Greater than or equal to 3.00 to 1.00	3.50%	4.50%	.50%
I	Less than 3.00 to 1.00	2.50%	3.50%	.50%

For purposes hereof, the term “Pricing Date” means, for any measurement period of the Borrowers ending on or after the last day of Parent’s fiscal quarter March 2018, the date on which the Administrative Agent is in receipt of the Borrowers’ most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5 hereof. The Applicable Margin shall be established based on the Total Funded Debt/EBITDA Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrowers have not delivered their financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level II shall apply). If the Borrowers subsequently deliver such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrowers and the Lenders if reasonably determined.

“EBITDA” means, with reference to any period, Net Income for such period, plus

(a) without duplication, the sum of all amounts deducted in arriving at such Net Income amount in respect of (i) Interest Expense for such period, (ii) federal, state, and local income taxes for such period, (iii) depreciation of fixed assets and amortization of intangible assets for such period, (iv) non-recurring fees, costs and expenses related to this Agreement and the other Loan Documents, including, without limitation, with respect to amendments of the Loan Documents, (v) reserved, (vi) non-cash compensation expense, or other non-cash expenses or charges, for such period arising from the granting of stock options, stock appreciation rights or similar equity arrangements, (vii) non-cash expenses or losses resulting from any adjustment of Earn-Out Obligations in accordance with GAAP, (viii) non-cash expenses or losses and other non-cash charges incurred during such period (excluding any non-cash charges representing an accrual of, or reserve for, cash charges to be paid within the next twelve months), (ix) cash losses or other cash expenses from restructuring charges, discontinued operations, and sales of assets (other than inventory sold in the ordinary course of business) including proposed sales that are not consummated (including the proposed sale to Ultra Electronics that was not consummated) in an aggregate amount not to exceed 15% of the LTM EBITDA (calculated without giving effect to the EBITDA Limited Addbacks); provided that, solely with respect to quarter ending June 2018, the addback permitted by this clause (ix) shall not exceed $5,500,000, and (x) extraordinary losses, plus

(b) without duplication, the amount of the “run rate” cost savings, operating expense reductions and synergies projected by the Borrower Representative in good faith to be realized in connection with, (i) any restructuring of Parent or any of its Subsidiaries not in the ordinary course of business, or (ii) any Disposition of a product line or facility used for operations of the Parent or any of its Subsidiaries, in each case, that are projected by the Borrower Representative in good faith to result from actions either taken or planned to be taken no later than 12 months after the consummation of such transaction (which cost savings, operating expense reductions and synergies projected to result from any such action shall be added to EBITDA for any measurement period ending not more than 12 months after such action is taken as though such cost savings, operating expense reductions and synergies had been realized on the first day of the relevant measurement period), net of the amount of actual benefits realized from such actions; provided that (A) such cost savings, operating expenses or synergies are factually supportable and quantifiable, and substantiated by a quality of earnings/due diligence report provided by a third party of national standing, (B) no cost savings, operating expense reductions or synergies shall be added pursuant to this paragraph (b) to the extent duplicative of any expenses or charges or other amounts included in EBITDA pursuant to paragraph (a) of this definition or the pro forma adjustments included in EBITDA pursuant to the definition of Pro Forma Basis, and (C) the aggregate amount of cost savings, operating expense reductions or synergies added pursuant to this paragraph (b) shall not exceed 5% of LTM EBITDA (calculated without giving effect to the EBITDA Limited Addbacks) for such measurement period, less

(c) without duplication, the sum all amounts included in arriving at such Net Income amount in respect of (i) extraordinary gains, (ii) gains or income from discontinued operations (iii) gains from the sale of assets (other than inventory sold in the ordinary course of business), and (iv) non-cash gains or non-cash items of income during such period including, without limitation, non-cash gains resulting from adjustments of Earn Out Obligations in accordance with GAAP, all as determined for Parent and its Subsidiaries on a consolidated basis in accordance with GAAP. For any period that includes a Disposition, EBITDA shall be prepared on a Pro Forma Basis.

“Pro Forma Basis” means, for purposes of calculating any financial covenant (including for purposes of determining the Applicable Margin), that any Disposition permitted by Sections 8.10(c), 8.10(d), or 8.10(i), any incurrence of Indebtedness, any Restricted Payment or payment of Subordinated Debt, as applicable, shall be deemed to have occurred as of the first day of the four (4) fiscal quarter period most recently ended prior to the date of such transaction for which the Borrower Representative has delivered financial statements pursuant to Section 8.5(a) or Section 8.5(b). With respect to any such Disposition, (i) income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period.

“Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swing Loans and Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrowers and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $120,000,000 on the Amendment No. 5 Effective Date.

(c) Section 5.1 (Definitions - New). Section 5.1 of the Credit Agreement is hereby amended by adding the following new definitions to such Section in their alphabetically correct order:

“Amendment No. 5” means Amendment No. 5 to Amended and Restated Credit and Guaranty Agreement dated as of April 3, 2018, among Borrowers, the other Loan Parties, Administrative Agent and the Lenders.

“Amendment No. 5 Effective Date” means the date of Amendment No. 5.

“Exception Letter of Credit” is defined in Section 1.3(b) hereof.

“Restructuring Consultant” is defined in Section 8.27 hereof.

“Restructuring Trigger Event” is defined in Section 8.27 hereof.

“Sale Transaction” means any sale of Parent and its Subsidiaries or the sale of all or substantially all of the assets of Parent and its Subsidiaries, whether such sale is structured as a sale of stock, a sale of assets, a merger or otherwise.

(d) Section 6.4 (Use of Proceeds). The first Sentence of Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers shall use the proceeds of the Revolving Credit to refinance existing indebtedness, to finance Capital Expenditures, to pay for fees and expenses associated with the closing of this Agreement and the foregoing transactions, for general working capital purposes and for other business purposes; provided that such purposes are consistent with applicable Legal Requirements.”

(e) Section 8.5 (Financial Reports).

(i) Subsection (h) of Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) as soon as available, and in any event no later than 30 days after the last day of each fiscal month (except, with respect to the last day of a fiscal quarter, no later than 40 days after the end of such fiscal quarter) of each fiscal year of the Parent, (i) a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such fiscal month and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for the fiscal month and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrowers in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and (ii) commencing with the fiscal month ending April 2018, a management discussion of the monthly operating results in form, substance and detail reasonably acceptable to Administrative Agent, in each case, certified to by its chief financial officer or another officer of the Borrower Representative acceptable to the Administrative Agent;”

(ii) Section 8.5 of the Credit Agreement is hereby amended by adding a new subsection (k) thereto as follows:

“(k) (i) as soon as available, and in any event no later than 30 days after the last day of each fiscal month of each fiscal year of the Parent, commencing with fiscal month April 2018, a thirteen (13)-week rolling cash flow forecast for the Parent and its Subsidiaries, which shall reflect on a line-item basis, anticipated cash receipts and disbursements on a weekly basis for each week of such forecast and (ii) as soon as available, and in any event no later than 30 days after the last day of each fiscal month of each fiscal year of the Parent, commencing with fiscal month

May 2018, a variance report setting forth material variances in cash receipts or disbursements from the forecasted cash receipts and disbursements as set forth in immediately preceding thirteen (13)-week rolling case flow forecast delivered pursuant to clause (i) above, in each case, in form, substance and detail reasonably acceptable to Administrative Agent.”

(f) Section 8.12 (Dividends and Certain Other Restricted Payments). Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.12 Dividends and Certain Other Restricted Payments. No Loan Party shall, nor shall any Loan Party permit any Subsidiary to, (a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests (other than dividends or distributions payable solely in its capital stock or other equity interests), or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same (the dividends, distributions, purchases, redemptions and other payments restricted by this Section 8.12, collectively, “Restricted Payments”); provided that, that the foregoing shall not operate to prevent (i) the making of dividends or distributions by any Subsidiary to any Loan Party or by any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, or (ii) to pay any appraisal claims made by dissenting shareholders of the Parent in accordance with Chapter 1701 of the Ohio Revised Code with respect to a Sale Transaction in the aggregate amount of up to $500,000.”

(g) Section 8.23 (Financial Covenants).

(i) Section 8.23(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Total Funded Debt/EBITDA Ratio. As of the last day of each of the following fiscal quarters of Parent, the Loan Parties shall not permit the Total Funded Debt/EBITDA Ratio to be greater than the respective following amounts set forth opposite such fiscal quarters:

Fiscal Quarter End	Total Funded Debt/ EBITDA Ratio
March 2018	4.50: 1.00
June 2018	4.50: 1.00
September 2018 and each fiscal quarter thereafter	3.00: 1.00

(ii) Section 8.23(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Minimum EBITDA. As of the last day of each of the following fiscal quarters of the Parent, the Loan Parties shall not permit EBITDA for the period of four fiscal quarters then ended to be less than the following:

Fiscal Quarter End	Minimum EBITDA
March 2018	$21,400,000
June 2018	$20,000,000

(h) Section 8.27 (Restructuring Consultant). The Credit Agreement is hereby amended by adding a new Section 8.27 thereto as follows:

“Section 8.27 Restructuring Consultant. Parent has informed the Administrative Agent and the Lenders that it intends to enter into a process to explore a Sale Transaction. If (a) the Parent has not entered into a definitive agreement by May 31, 2018 (or such later date as the Required Lenders permit in writing in their sole discretion) with respect to a Sale Transaction, (b) the sale process with respect to such Sale Transaction is terminated prior to May 31, 2018 (or such later date as the Required Lenders permit in writing in their sole discretion) or (c) the Parent has entered into a definitive agreement by May 31, 2018 (or such later date as the Required Lenders permit in writing in their sole discretion) with respect to a Sale Transaction, and the definitive agreement is later terminated (the events described in the foregoing clause (a)-(c), each, a “Restructuring Trigger Event”), then within fifteen (15) days after the occurrence of such Restructuring Trigger Event, the Parent shall engage, at its own expense, a restructuring consultant acceptable to Administrative Agent (a “Restructuring Consultant”), on terms and conditions acceptable to Administrative Agent. In the event a Restructuring Consultant is required to be engaged pursuant to this Section 8.27, Parent shall cause the Restructuring Consultant to prepare and provide to Administrative Agent the Restructuring Consultant’s initial report by no later than sixty (60) days after the date the Restructuring Consultant was required to be engaged pursuant to this Section 8.27 (or such later date as the Required Lenders permit in writing in their sole discretion), and shall ensure Administrative Agent has reasonable access to the Restructuring Consultant and its work and that such Restructuring Consultant cooperates fully with Administrative Agent.”

(i) Exhibit E (Compliance Certificate). Schedule I to Exhibit E of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex A attached hereto.

(j) Schedule I (Commitments). Schedule I of the Credit Agreement is hereby amended and restated in its entirety, to read as set forth on Annex B attached hereto.

SECTION 2. Waiver of Event of Default. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment No. 5, and in reliance on the representations and warranties set forth in Section 4 of this Amendment No. 5, the Required Lenders hereby waive any Event of Default that may have occurred solely as a result of the Loan Parties’ failure to comply with Section 8.23(a) of the Credit Agreement as in effect prior to the effectiveness of this Amendment No. 5 solely with respect to the test period ending on the last day of Parent’s fiscal quarter March 2018 (the “Subject Default”). The Required Lenders’ waiver of the Subject Default shall not be deemed to be a waiver of any other existing or hereafter arising Event of Default or any other deviation from the express terms of the Credit Agreement including any further breach of Section 8.23(a) of the Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Amendment No. 5 shall become effective on the Amendment No. 4 Effective Date, but only upon receipt by the Administrative Agent of the following:

(a) one or more counterparts of this Amendment No. 5 executed by the Loan Parties, Swing Line Lender, L/C Issuer, the Administrative Agent and the Required Lenders;

(b) receipt of any other deliveries set forth on the closing document checklist delivered to the Borrower Representative prior to the date of this Amendment No. 5; and

(c) Borrowers shall have paid the fees referred to Section 5(a)(i) of this Amendment.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) (i) such Loan Party has all necessary power and authority to execute and deliver this Amendment No. 5 and to perform its obligations hereunder, (ii) this Amendment No. 5 has been duly authorized by all requisite corporate or limited liability company action, as applicable, and constitutes the legal, valid and binding obligations of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity), and (iii) neither the execution, delivery or performance by such Loan Party of this Amendment No. 5 (A) violates any material provision of any law or regulation applicable to such Loan Party, or any other decree of any governmental body, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or Subsidiary is a party or by which such Person or any of its property is bound, (C) results in the creation or imposition of any Lien (other than Liens permitted pursuant to Section 8.8 of the Credit Agreement) upon any Property of such Loan Party, (D) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents, as applicable, of such Loan Party, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained;

(b) after giving effect to this Amendment No. 5, no Default or Event of Default shall have occurred or be continuing as of the date hereof; and

(c) after giving effect to this Amendment No. 5 and the transactions contemplated hereby, the representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct on and as of date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case each such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION 5. Reference to, and Effect on, Loan Documents.

(a) Fees and Expenses.

(i) Fees. On the Amendment No. 5 Effective Date, Borrowers shall pay to Administrative Agent, for the account of the Qualifying Lenders (as hereinafter defined) (including BMO Harris), in good and immediately available funds, in amount equal to 0.50% of each Qualifying Lender’s Revolving Credit Commitment as set forth on Annex B to this Amendment No. 5. “Qualifying Lender” means a Lender who has, on or before 3:00 p.m. Central Standard Time on April 3, 2018, (x) confirmed to Administrative Agent in writing that such Lender has obtained all approvals necessary for such Lender to execute and deliver this Amendment No. 5, and (y) delivered to Administrative Agent such Lender’s signature page to this Amendment No. 5 duly executed by such Lender. Lenders who are not Qualifying Lenders shall not be entitled to any amendment fee or other fee with respect to this Amendment No. 5. In addition, Borrowers shall pay the fees set forth in the fee letter dated as of the Amendment No. 5 Effective Date among Borrower Representative, the Administrative Agent and the other parties named therein to the Administrative Agent for its own account.

(ii) Expenses. The Borrower agrees to pay, on demand, in accordance with Section 13.15 of the Credit Agreement, all costs and expenses of, or incurred by, the Administrative Agent, including but not limited to reasonable attorneys’ fees and costs in connection with the preparation, execution and delivery of this Amendment No. 5.

(b) Ratification of Loan Documents. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment No. 5 are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(c) No Waiver. Except as expressly set forth in this Amendment No. 5, the execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any Default or Event of Default whether now existing or hereafter arising or of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, under any of the other Loan Documents or under applicable law.

(d) References. Upon the effectiveness of this Amendment No. 5, each reference in (i) the Credit Agreement to “this Agreement,” “this Credit Agreement,” “hereunder,” “hereof” or words of similar import and (ii) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment No. 5, each reference to the Loan Documents in the Credit Agreement shall include this Amendment No. 5.

SECTION 6. Miscellaneous.

(a) Successors and Assigns. This Amendment No. 5 shall be binding on the Loan Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

(b) Entire Agreement. This Amendment No. 5 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c) Headings. Section headings in this Amendment No. 5 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.

(d) Severability. Wherever possible, each provision of this Amendment No. 5 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 5 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 5.

(e) Counterparts. This Amendment No. 5 may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 5 by facsimile, “pdf” or other form of electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment No. 5.

(Signature Pages Follow)

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Amendment No. 5 to Amended and Restated Credit and Guaranty Agreement as of the date first above written.

BORROWER:	SPARTON CORPORATION, an Ohio corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Senior Vice President and Chief Financial Officer

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTRONICS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON TECHNOLOGY, INC., a New Mexico corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON DELEON SPRINGS, LLC, a Florida limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON ONYX, LLC, a South Dakota limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AUBREY GROUP, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON BROOKSVILLE, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON AYDIN, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON BECKWOOD, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

BECKWOOD SERVICES, INC., a New Hampshire corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

SPARTON eMT, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON IRVINE, LLC, a California limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

GUARANTORS:	SPARTON IED, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

SPARTON DESIGN SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President and Secretary

REAL TIME ENTERPRISES, INC., a New York corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HUNTER TECHNOLOGY CORPORATION, a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

HTC-EIAC, INC., a California corporation

	By:	/s/ Joseph G. McCormack
Joseph G. McCormack
Vice President, Secretary and Treasurer

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent

	By:	/s/ Julie A. Hughes
Julie A. Hughes
Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER, SWING LINE LENDER AND L/C ISSUER:	BMO HARRIS BANK N.A.
	By:	/s/ Julie A. Hughes
Julie A. Hughes
Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Adam Gelfeld
	Name:	Adam Gelfeld
	Title:	Senior Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ John M. Schuessler
Name: John M. Schuessler
Title: Senior Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	SUNTRUST BANK

	By:	/s/ Frank McCormack
	Name:	Frank McCormack
	Title:	Senior Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	FIFTH THIRD BANK

	By:	/s/ Cynthia Clark
Name: Cynthia Clark
Title: Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	ASSOCIATED BANK, N.A.

	By:	/s/ Keith M. Butala
Name: Keith M. Butala
Title: Vice President

(Signature Page to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement)

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Brian P. Fox
Brian P. Fox
Vice President

ANNEX A

to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement

SCHEDULE I

TO

COMPLIANCE CERTIFICATE

SPARTON CORPORATION AND THE OTHER LOAN PARTIES

COMPLIANCE CALCULATIONS

FOR AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT DATED AS OF

SEPTEMBER 11, 2014

CALCULATIONS AS OF                             ,

A. Total Funded Debt/EBITDA Ratio (Section 8.23(a))

1. Total Funded Debt	$

2. Net Income for past 4 quarters

3. Interest Expense for past 4 quarters

4. Income taxes for past 4 quarters

5. Depreciation and Amortization Expense for past 4 quarters

6. Non-recurring fees, costs, expenses related to this Agreement or other Loan Documents for past 4 quarters

7. Non-cash compensation expense, or other non-cash expenses or charges for the past 4 quarters arising from the granting of stock options, stock appreciation rights or similar equity arrangements

8. Non-cash expenses or losses resulting from any adjustment of Earn-Out Obligations

9.  Non-cash expenses or losses and other non-cash charges incurred for the past 4 quarters (excluding any non-cash charges representing an accrual of, or reserve for, cash charges to be paid within the next twelve months)

ANNEX A – Page 1

10.  Cash losses or other cash expenses from restructuring charges, discontinued operations, and sales of assets (other than inventory sold in the ordinary course of business) including proposes sales that are not consummated (including the proposed sale to Ultra Electronics that was not consummated) during the past 4 quarters in an aggregate amount not to exceed 15% of the LTM EBITDA (calculated without giving effect to the EBITDA Limited Addbacks); provided that solely with respect to the quarter ending June 2018, the addback permitted by this item 10 shall not exceed $5,500,000

11. Extraordinary losses for the past 4 quarters

12.  The amount of the “run rate” cost savings, operating expense reductions and synergies projected by the Borrower Representative in good faith to be realized in connection with (i) any restructuring of Parent or any of its Subsidiaries not in the ordinary course of business, or (ii) any Disposition of a product line or facility used for operations of the Parent or any of its Subsidiaries, in each case, that are projected by the Borrower Representative in good faith to result from actions either taken or planned to be taken no later than 12 months after the consummation of such transaction (which cost savings, operating expense reductions and synergies projected to result from any such action shall be added to EBITDA for any measurement period ending not more than 12 months after such action is taken as though such cost savings, operating expense reductions and synergies had been realized on the first day of the relevant measurement period), net of the amount of actual benefits realized from such actions, in each case, subject to all the limitations set forth in paragraph (b) of the definition of EBITDA including, without limitation, that the aggregate amount of cost savings, operating expense reductions or synergies added pursuant to paragraph (b) of the definition of EBITDA, shall not exceed 5% of LTM EBITDA (calculated without giving effect to the EBITDA Limited Addbacks)

13. Reserved

14. Pro forma adjustments to EBITDA permitted pursuant to the definition of Pro Forma Basis

15. Sum of Lines A2 through A14

16. Extraordinary gains for the past 4 quarters

ANNEX A – Page 2

17. Gains or income from discontinued operations for the past 4 quarters

18. Gains from the sale of assets (other than inventory sold in the ordinary course of business) for the past 4 quarters

19. Non-cash gains or non-cash items of income for the past 4 quarters

20. Sum of Lines A16 through A19

21. Line A15 less Line A20 (“EBITDA”)

22. Ratio of Line A1 to A21		:1.0

23. Line A11 ratio must not exceed		:1.0

24. The Loan Parties are in compliance (circle yes or no)		yes/no

B. Fixed Charge Coverage Ratio (Section 8.23(b))

1. EBITDA from Line A21 above	$

2. Capital Expenditures for past 4 quarters	$

3. Difference of Line B1 minus B2	$

4. Principal payments for past 4 quarters	$

5. Cash Interest Expense for past 4 quarters	$

6. Cash income taxes for past 4 quarters	$

7. Restricted Payments for past 4 quarters	$

8. Sum of Lines B4, B5, B6 and B7	$

9. Ratio of Line B3 to Line B8		:1.0

10. Line B9 ratio must not be less than		1.50:1.0

11. The Loan Parties are in compliance (circle yes or no)		yes/no

C. Minimum EBITDA (Section 8.23(c)).

1. EBITDA from Line A21 above	$

2. Minimum EBITDA	$

3. The Loan Parties are in compliance (circle yes or no)		yes/no

ANNEX A – Page 3

ANNEX B

to Amendment No. 5 to Amended and Restated

Credit and Guaranty Agreement

SCHEDULE I

COMMITMENTS

NAME OF LENDER	REVOLVING CREDIT COMMITMENT
BMO Harris Bank, N.A.	$25,476,000.00
U.S. Bank National Association	$21,972,000.00
Bank of America, N.A.	$20,568,000.00
SunTrust Bank	$18,276,000.00
Fifth Third Bank	$12,000,000.00
Associated Bank, N.A.	$10,908,000.00
Keybank National Association	$10,800,000.00
TOTAL	$120,000,000.00

ANNEX B – Page 1